UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2013

YANKEE HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-141699-05	20-8304743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 Yankee Candle Way, South Deerfield, MA 01373

(Address of Principal Executive Offices) (Zip Code)

(413) 665-8306

(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, The Yankee Candle Company, Inc. (“Yankee Candle”) plans to commence syndication of a new term loan facility, in connection with the refinancing of its existing term loan facility, the redemption of $188 million in aggregate principal amount of its 9 3/4% Senior Subordinated Notes due 2017 and the redemption by YCC Holdings LLC and Yankee Finance, Inc. of $315 million in aggregate principal amount of their 10.25%/11.00% Senior Notes due 2016. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Yankee Candle is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1. This information is being furnished to potential lenders in connection with the syndication of the new term loan facility. Such information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to this Item 7.01 shall not be deemed an admission as to the materiality of such information.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1 Certain Financial Information

This filing, including the exhibits thereto, may contain certain information constituting “forward-looking statements” for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to the ability of Yankee Candle, Yankee Holding Corp. (“Holding Corp.”) and the other guarantors to enter into the new term loan facility specified herein. The ability to complete the transaction is subject to various risks and uncertainties, including but not limited to those described or contained in Holding Corp.’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q on file with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. While we may elect to update certain forward-looking statements at some point in the future, we specifically disclaim any obligation to do so even if experience or future events may cause the views contained in any forward-looking statements to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YANKEE HOLDING CORP.

Dated: May 31, 2013

	By:	/s/ Lisa K. McCarthy
Lisa K. McCarthy
Senior Vice President and Chief Financial Officer (Principal Financial Officer)